UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) : October 25, 2004

SBC COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

1-8610
(Commission File Number)

DELAWARE	43-1301883
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

175 E. Houston, San Antonio, Texas, 78205
(Address of principal executive offices and zip code)

(210) 821-4105
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On October 25, 2004, SBC Communications Inc. ( “SBC”), BellSouth Corporation (“BellSouth”), Cingular Wireless LLC (“Cingular”), Cingular Wireless Corporation (“Manager”), the sole manager of Cingular, and affiliates of SBC, BellSouth, Cingular and Manager entered into an Investment and Reorganization Agreement (the “Investment Agreement”) pursuant to which SBC and BellSouth, among other things, funded, by means of an equity contribution, a significant portion of the consideration paid to the stockholders of AT&T Wireless Services, Inc. (“AT&T Wireless”) in connection with the merger (the “Merger”) of Links I Corporation (“Merger Sub”), a wholly owned subsidiary of Manager, with and into AT&T Wireless pursuant to the Agreement and Plan of Merger, dated as of February 17, 2004 (the “Merger Agreement”), by and among AT&T Wireless, Manager, Cingular, Merger Sub, and solely with respect to certain sections thereof, SBC and BellSouth. Any remaining merger consideration to be paid to stockholders of AT&T Wireless pursuant to the Merger Agreement will be funded from AT&T Wireless’ cash on hand. As a result of the Merger, Manager became the owner of all of the capital stock of AT&T Wireless and, pursuant to the Investment Agreement, Manager will sell to Cingular its interest in AT&T Wireless.

Pursuant to the Investment Agreement, Cingular is required to issue new membership interests in Cingular to SBC Long Distance, Inc., a wholly owned subsidiary of SBC, and BellSouth Mobile Data, Inc., an indirect wholly-owned subsidiary of BellSouth, in exchange for $21,614,627,394.00 and $14,409,751,596.00 , respectively. The number of Cingular limited liability company units representing such interests have not yet been determined, however following the issuance of such units the relative aggregate percentage ownership in Cingular by SBC and its subsidiaries, on the one hand, and BellSouth and its subsidiaries, on the other, will not be changed. The ownership interest of SBC and BellSouth in Manager, their rights with respect to the management of Manager and Manager’s rights with respect to management of Cingular also will not be changed as a result of the issuance of these membership interests in Cingular.

The foregoing summary of the Investment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of such agreement. A copy of the Investment Agreement is attached hereto as Exhibit 99.01 and is incorporated by reference into this Item 1.01. The foregoing summary of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Merger Agreement. A copy of the Merger Agreement is included as Exhibit 99.02 hereto and is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

The Investment Agreement terminated in all respects the investment agreement, dated as of February 16, 2004, between SBC and BellSouth, attached as Exhibit 10-aa to SBC’s annual report on Form 10-K for the year ended December 31, 2003.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.01	Investment and Reorganization Agreement, dated as of October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc.

Exhibit 99.02	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to the SBC Form 8-K/A filed on February 18, 2004).

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.
Date: October 27, 2004	By:	/s/ John J. Stephens
		Name:	John J. Stephens
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit 99.01	Investment and Reorganization Agreement, dated as of October 25, 2004, by and among BellSouth Corporation, SBC Communications Inc., Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, Cingular Wireless II, Inc., BLS Cingular Holdings, LLC, SBC Alloy Holdings, Inc., BellSouth Enterprises, Inc., BellSouth Mobile Systems, Inc., BellSouth Mobile Data, Inc. and SBC Long Distance, Inc.

Exhibit 99.02	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Cingular Wireless Corporation, Cingular Wireless LLC, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to the SBC Form 8-K/A filed on February 18, 2004).